Exhibit 99.1

WILLBROS GROUP, INC.

INDEX TO UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS

Unaudited pro forma condensed consolidated financial statements

On November 30, 2015, Willbros Group, Inc. (the “Company”) entered into an Amended and Restated Securities Purchase Agreement dated as of such date (the “Purchase Agreement”) by and among TRC Solutions, Inc., as purchaser (the “Purchaser”), TRC Companies, Inc., Willbros United States Holdings, Inc., as seller (the “Seller”) and the Company. Pursuant to the Purchase Agreement, the Seller agreed to sell the Company’s entire Professional Services segment to the Purchaser for $130.0 million of cash, subject to working capital and other adjustments. The transactions contemplated by the Purchase Agreement closed on November 30, 2015.

The following unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2015 and years ended December 31, 2014, 2013 and 2012 are based on the Company’s historical consolidated statements of operations, and give effect to the sale of the Professional Services segment to be accounted for as a discontinued operation as if it had occurred on January 1, 2012. The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2015 is based on the Company’s historical balance sheet as of that period, and gives effect to the sale of the Professional Services segment as if it had occurred on September 30, 2015.

The unaudited pro forma condensed consolidated financial statements include specific assumptions and adjustments related to the sale of the Professional Services segment. The adjustments are based upon presently available information and assumptions that management believes are reasonable under the circumstances as of the date of this filing. However, actual adjustments may differ materially from the information presented. The unaudited pro forma condensed consolidated financial statements, including notes thereto, should be read in conjunction with the Company’s audited consolidated financial statements and notes thereto for the year ended December 31, 2014, contained in its Annual Report on Form 10-K, as well as in conjunction with the Company’s unaudited condensed consolidated financial statements and notes thereto for the three and nine months ended September 30, 2015 contained in its Quarterly Report on Form 10-Q.

The unaudited pro forma condensed consolidated financial information presented is for informational purposes only. It is not intended to represent or be indicative of the consolidated results of operations or financial position that would have occurred had the sale of the Professional Services segment been completed as of the dates presented nor is it intended to be indicative of future results of operations or financial position.

WILLBROS GROUP, INC.

Pro Forma Condensed Consolidated Balance Sheet

September 30, 2015

(In thousands)

Unaudited

	Willbros as reported	Pro forma adjustments		Willbros pro forma results
Current assets:
Cash and cash equivalents	$48,105	$6,854	(C)	$54,959
Restricted cash	—	9,307	(D)	9,307
Accounts receivable, net	206,392	(30,640	)(E)	175,752
Contract cost and recognized income not yet billed	30,998	(3,545	)(A)	27,453
Prepaid expenses and other current assets	29,690	(7,182	)(A)	22,508
Parts and supplies inventories	1,233	(106	)(A)	1,127
Deferred income taxes	2,303	—		2,303
Assets associated with discontinued operations	3,217	2,565	(F)	5,782

Total current assets	321,938	(22,747)		299,191
Property, plant & equipment	66,297	(3,761	)(A)	62,536
Intangible assets, net	90,221	(364	)(A)	89,857
Deferred income taxes	786	(1	)(A)	785
Other assets	34,588	(19,140	)(G)	15,448

Total assets	$513,830	$(46,013)		$467,817

Current liabilities:
Accounts payable and accrued liabilities	$134,212	$(14,759	)(A)	$119,453
Contract billings in excess of cost and recognized income	13,095	(1,955	)(A)	11,140
Current portion of capital lease obligations	698	—		698
Notes payable and current portion of long-term debt	9,226	(6,458	)(A)	2,768
Accrued income taxes	1,318	(13	)(A)	1,305
Other current liabilities	7,813	(294	)(A)	7,519
Liabilities associated with discontinued operations	1,052	2,416	(F)	3,468

Total current liabilities	167,414	(21,063)		146,351
Long-term debt	206,019	(112,692	)(B)	93,327
Deferred income taxes	2,576	(1	)(A)	2,575
Other long-term liabilities	39,537	(1,878	)(A)	37,659

Total liabilities	415,546	(135,634)		279,912
Stockholders equity:
Preferred stock, par value $.01 per share, 1,000,000 shares authorized, none issued	—	—		—
Common stock, par value $.05 per share, 105,000,000 shares authorized, 63,717,436 shares issued	3,178	—		3,178
Capital in excess of par value	742,394	—		742,394
Accumulated deficit	(627,654)	88,415	(I)	(539,239)
Treasury stock at cost, 1,627,389 shares	(14,200)	—		(14,200)
Accumulated other comprehensive income	(5,723)	1,206	(H)	(4,517)
Noncontrolling interest	289	—		289

Total stockholders’ equity	98,284	89,621		187,905

Total liabilities and stockholders’ equity	$513,830	$(46,013)		$467,817

WILLBROS GROUP, INC.

Pro Forma Condensed Consolidated Statement of Operations

For the Nine Months Ended September 30, 2015

(In thousands, except share and per share amounts)

Unaudited

	Willbros as reported	Professional Services		Subtotal	Other businesses		Willbros pro forma results
Contract revenue	$900,605	$(169,708	)(J)	$730,897	$(59,083	)(N)	$671,814
Operating expenses:
Contract costs	836,164	(143,035	)(J)	693,129	(54,079	)(N)	639,050
Amortization of intangibles	8,207	(56	)(J)	8,151	(737	)(N)	7,414
General and administrative	84,593	(15,106	)(J)	69,487	(7,478	)(N)	62,009
Gain on sale of subsidiaries	(55,781)	—		(55,781)	55,781	(N)	—
Other charges	14,605	(4,288	)(J)	10,317	(117	)(N)	10,200

	887,788	(162,485)		725,303	(6,630)		718,673

Operating income (loss)	12,817	(7,223)		5,594	(52,453)		(46,859)
Non-operating expenses:
Interest expense, net	(20,938)	6,518	(K)	(14,420)	(1	)(N)	(14,421)
Debt covenant suspension and extinguishment charges	(37,112)	(2,075	)(L)	(39,187)	—		(39,187)
Other, net	(244)	43	(J)	(201)	20	(N)	(181)

	(58,294)	4,486		(53,808)	19		(53,789)

Loss from continuing operations before income taxes	(45,477)	(2,737)		(48,214)	(52,434)		(100,648)
Provision for income taxes	1,382	(12	)(M)	1,370	—		1,370

Loss from continuing operations	$(46,859)	$(2,725)		$(49,584)	$(52,434)		$(102,018)

Basic loss per share:
Loss from continuing operations	$(0.83)	$(0.04)		$(0.87)	$(0.93)		$(1.80)

Diluted loss per share:
Loss from continuing operations	$(0.83)	$(0.04)		$(0.87)	$(0.93)		$(1.80)

Weighted average number of common shares outstanding:
Basic	56,833,178	56,833,178		56,833,178	56,833,178		56,833,178

Diluted	56,833,178	56,833,178		56,833,178	56,833,178		56,833,178

WILLBROS GROUP, INC.

Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2014

(In thousands, except share and per share amounts)

Unaudited

	Willbros as reported	Professional Services		Subtotal	Other businesses		Willbros pro forma results
Contract revenue	$2,026,749	$(206,930	)(J)	$1,819,819	$(232,941	)(N)	$1,586,878
Operating expenses:
Contract costs	1,852,727	(172,724	)(J)	1,680,003	(189,877	)(N)	1,490,126
Amortization of intangibles	12,371	—		12,371	(2,486	)(N)	9,885
General and administrative	157,462	(22,067	)(J)	135,395	(26,773	)(N)	108,622
Other charges	6,997	(197	)(J)	6,800	(108	)(N)	6,692

	2,029,557	(194,988)		1,834,569	(219,244)		1,615,325

Operating loss	(2,808)	(11,942)		(14,750)	(13,697)		(28,447)
Non-operating expenses:
Interest expense, net	(30,354)	10,299	(K)	(20,055)	(3	)(N)	(20,058)
Loss on early extinguishment of debt	(15,176)	—		(15,176)	—		(15,176)
Other, net	(367)	(36	)(J)	(403)	6	(N)	(397)

	(45,897)	10,263		(35,634)	3		(35,631)

Loss from continuing operations before income taxes	(48,705)	(1,679)		(50,384)	(13,694)		(64,078)
Provision for income taxes	6,573	113	(M)	6,686	—		6,686

Loss from continuing operations	$(55,278)	$(1,792)		$(57,070)	$(13,694)		$(70,764)

Basic loss per share:
Loss from continuing operations	$(1.12)	$(0.04)		$(1.16)	$(0.28)		$(1.44)

Diluted loss per share:
Loss from continuing operations	$(1.12)	$(0.04)		$(1.16)	$(0.28)		$(1.44)

Weighted average number of common shares outstanding:
Basic	49,310,044	49,310,044		49,310,044	49,310,044		49,310,044

Diluted	49,310,044	49,310,044		49,310,044	49,310,044		49,310,044

WILLBROS GROUP, INC.

Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2013

(In thousands, except share and per share amounts)

Unaudited

	Willbros as reported	Professional Services		Subtotal	Other businesses		Willbros pro forma results
Contract revenue	$1,891,000	$(181,642	)(J)	$1,709,358	$(222,138	)(N)	$1,487,220
Operating expenses:
Contract costs	1,683,448	(151,056	)(J)	1,532,392	(180,283	)(N)	1,352,109
Amortization of intangibles	12,473	—		12,473	(2,566	)(N)	9,907
General and administrative	163,548	(18,119	)(J)	145,429	(23,061	)(N)	122,368

	1,859,469	(169,175)		1,690,294	(205,910)		1,484,384

Operating income	31,531	(12,467)		19,064	(16,228)		2,836
Non-operating expenses:
Interest expense, net	(31,226)	—		(31,226)	12	(N)	(31,214)
Loss on early extinguishment of debt	(11,573)	—		(11,573)	—		(11,573)
Other, net	(732)	—		(732)	(1	)(N)	(733)

	(43,531)	—		(43,531)	11		(43,520)

Loss from continuing operations before income taxes	(12,000)	(12,467)		(24,467)	(16,217)		(40,684)
Provision for income taxes	14,534	(1	)(M)	14,533	—		14,533

Loss from continuing operations	$(26,534)	$(12,466)		$(39,000)	$(16,217)		$(55,217)

Basic loss per share:
Loss from continuing operations	$(0.55)	$(0.25)		$(0.80)	$(0.34)		$(1.14)

Diluted loss per share:
Loss from continuing operations	$(0.55)	$(0.25)		$(0.80)	$(0.34)		$(1.14)

Weighted average number of common shares outstanding:
Basic	48,560,167	48,560,167		48,560,167	48,560,167		48,560,167

Diluted	48,560,167	48,560,167		48,560,167	48,560,167		48,560,167

WILLBROS GROUP, INC.

Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2012

(In thousands, except share and per share amounts)

Unaudited

	Willbros as reported	Professional Services		Subtotal	Other businesses		Willbros pro forma results
Contract revenue	$1,834,288	$(196,858	)(J)	$1,637,430	$(194,096	)(N)	$1,443,334
Operating expenses:
Contract costs	1,653,433	(171,435	)(J)	1,481,998	(157,023	)(N)	1,324,975
Amortization of intangibles	12,376	—		12,376	(2,385	)(N)	9,991
General and administrative	150,055	(11,929	)(J)	138,126	(21,142	)(N)	116,984
Goodwill impairment	8,067	—		8,067	(1,474	)(N)	6,593

	1,823,931	(183,364)		1,640,567	(182,024)		1,458,543

Operating income (loss)	10,357	(13,494)		(3,137)	(12,072)		(15,209)
Non-operating expenses:
Interest expense, net	(29,394)	—		(29,394)	52	(N)	(29,342)
Loss on early extinguishment of debt	(3,405)	—		(3,405)	—		(3,405)
Other, net	(570)	3	(J)	(567)	(94	)(N)	(661)

	(33,369)	3		(33,366)	(42)		(33,408)

Loss from continuing operations before income taxes	(23,012)	(13,491)		(36,503)	(12,114)		(48,617)
Provision for income taxes	4,727	10	(M)	4,737	—		4,737

Loss from continuing operations	$(27,739)	$(13,501)		$(41,240)	$(12,114)		$(53,354)

Basic loss per share:
Loss from continuing operations	$(0.58)	$(0.28)		$(0.86)	$(0.25)		$(1.11)

Diluted loss per share:
Loss from continuing operations	$(0.58)	$(0.28)		$(0.86)	$(0.25)		$(1.11)

Weighted average number of common shares outstanding:
Basic	48,019,303	48,019,303		48,019,303	48,019,303		48,019,303

Diluted	48,019,303	48,019,303		48,019,303	48,019,303		48,019,303

Notes to unaudited pro forma condensed consolidated financial statements

(A)	Reflects the elimination of the assets and liabilities that were included in the sale of the Professional Services segment.
(B)	Represents $93.6 million in estimated proceeds from the sale of the Professional Services segment used to pay down the Company’s 2014 Term Loan Facility, as well as $19.1 million in other long-term debt eliminated as part of the sale of the Professional Services segment.
(C)	Represents $7.1 million in estimated proceeds from the sale of the Professional Services segment retained for working capital and other purposes partially offset by $0.3 million in cash eliminated as part of the sale of the Professional Services segment.
(D)	Represents $9.3 million in estimated proceeds from the sale of the Professional Services segment retained by the Company as collateral for its letters of credit.
(E)	Represents the elimination of $38.1 million in accounts receivable as part of the sale of the Professional Services segment. This amount is partially offset by a $7.5 million holdback from the purchase price until the Company effects the novation of a customer contract from one of the subsidiaries sold in the transaction to the Company (or obtains written approval of a subcontract of all the work that is the subject of such contract) and obtaining certain consents.
(F)	Represents $2.6 million in assets (composed of $1.1 million in accounts receivable and $1.5 million in costs in excess) and liabilities of $2.4 million (composed of $0.5 million of accounts payable, $0.9 million of billings in excess, and $1.0 million of other current and long-term liabilities) in relation to a Professional Services contract and other Professional Services leases that were retained by the Company and excluded from the sale.
(G)	Represents the elimination of $18.9 million in other assets as part of the sale of the Professional Services segment as well as the write-off of $0.2 million in debt issuance costs in connection with the pay down of a portion of the Company’s 2014 Term Loan Facility using estimated proceeds received from the sale of the Professional Services segment.
(H)	Reflects a $1.2 million reclassification of Other Comprehensive Income to interest expense in relation to the Company’s interest rate swap agreement that was terminated on September 25, 2015. The reclassification resulted from the application of $93.6 million of estimated proceeds from the sale of the Professional Services segment to pay down the Company’s 2014 Term Loan Facility.

(I)	Represents the recognition of a $91.7 million estimated gain on sale which would have been realized upon the sale of the Professional Services segment had the transaction closed on September 30, 2015. The estimated gain has not been reflected in the pro forma condensed consolidated statement of operations for the nine months ended September 30, 2015 as it is considered to be non-recurring in nature. Actual adjustments may differ from the information presented. The estimated gain is partially offset by $1.2 million in interest expense and $2.1 million in debt covenant suspension and extinguishment charges in relation to the items discussed in notes (H) and (L), respectively.
(J)	Reflects the reclassification of the revenue and costs associated with the sale of the Professional Services segment to discontinued operations. Included in these reclassifications are revenue and costs associated with a Professional Services contract that were retained by the Company and excluded from the sale and reported in discontinued operations of the Company.
(K)	Represents the reduction in interest expense from the application of $93.6 million of estimated proceeds from the sale of the Professional Services segment to pay down the Company’s 2014 Term Loan Facility had the transaction closed on January 1, 2014. The reduction in interest expense for the year ended December 31, 2014 and the nine months ended September 30, 2015 of $10.3 million and $7.7 million, respectively, is calculated by multiplying the estimated proceeds from the sale of the Professional Services segment, used to pay down the Company’s 2014 Term Loan Facility, by the current interest rate of the Company’s 2014 Term Loan Facility. The reduction in interest expense for the nine months ended September 30, 2015 is partially offset by $1.2 million in interest expense in relation to the item discussed in note (H).
(L)	Represents debt covenant suspension and extinguishment charges composed of a $1.9 million prepayment premium and the write-off of $0.2 million in debt issuance costs in connection with the pay down of a portion of the Company’s 2014 Term Loan Facility using estimated proceeds received from the sale of the Professional Services segment.
(M)	Reflects the reclassification of taxes associated with international businesses within the Professional Services segment to discontinued operations. The Company has reserved for the benefit of current year losses in the United States for all periods presented as the Company maintains a valuation allowance for its U.S. federal and state deferred tax assets.
(N)	In 2015, and prior to the sale of the Professional Services segment, the Company sold three subsidiaries that were historically part of the Professional Services segment. Upon the sale of the Professional Services segment, these three subsidiaries qualify as discontinued operations. As such, these adjustments reflect the reclassification of the revenue and costs associated with these three subsidiaries to discontinued operations.